SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

Trover Solutions, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-22585	61-1141758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Watterson Tower, Louisville, Kentucky	40218
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (502) 454-1340

Not Applicable
(Former name or former address, if changed since last report.)

SIGNATURES
EX-99.1 TEXT OF PRESS RELEASE, DATED 4/30/03
EX-99.2 TEXT OF SLIDE SHOW PRESENTATION, 4/30/03

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.

99.1	Text of Press Release of Trover Solutions, Inc., dated April 30, 2003.

99.2	Text of Slide Show Presentation of Trover Solutions, Inc., dated April 30, 2003.

Item 9. Regulation FD Disclosure.

     This Form 8-K is being filed to report information pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” as directed by the Securities and Exchange Commission in Release No. 34-47583. See Item 12 below.

Item 12. Results of Operations and Financial Condition.

     On April 30, 2003, Trover Solutions, Inc. (“TROV”) announced its financial results for the first quarter of 2003 and revised forecast for 2003 financial results. This announcement is contained in the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference in its entirety.

     On April 30, 2003, TROV presented a live video and audio presentation concerning its April 30th press release on its website at www.troversolutions.com. In connection with this presentation, TROV utilized a series of slides. The text of the slide show presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003

Trover Solutions, Inc.

	By:	/s/ Douglas R. Sharps

Douglas R. Sharps Executive Vice President and Chief Financial Officer